UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 20, 2022 (September 19, 2022)

VIEWBIX INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-15746

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

11 Derech Menachem Begin Street, Ramat Gan,	5268104
(Address of Registrant’s Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: +972 9-774-1505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001	VBIX	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported in its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on December 6, 2021 (the “Initial 8-K”), Viewbix Inc. (the “Company”) entered into a certain Agreement and Plan of Merger (the “Agreement”) with Gix Media Ltd., an Israeli company and a leader in MarTech (Marketing Technology) solutions, mainly in search and content monetization (“Gix Media”) and Vmedia Merger Sub Ltd., an Israeli company and wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which, following the Merger (as defined herein), and upon satisfaction of additional closing conditions, Merger Sub will merge with and into Gix Media, with Gix Media being the surviving entity and wholly-owned subsidiary of the Company (the “Merger”).

The foregoing description of the Agreement is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, of which was filed as Exhibit 10.1 to the Initial 8-K and is incorporated by reference herein.

On September 19, 2022, the parties thereto consummated the Agreement (the “Closing”), and as a result all outstanding ordinary shares of Gix Media, having no par value (the “Gix Media Shares”) were exchanged for shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), such that at the Closing, holders of Gix Media Shares held 90% of the Common Stock on a fully diluted basis.

The Company filed an Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, effective as of August 31, 2022, pursuant to which the Company, among other things, effected a reverse stock split of its Common Stock at a ratio of 1-for-28, as previously disclosed in its Definitive Information Statement on Schedule 14C as filed with the SEC on February 25, 2022 and its Additional Proxy Materials on Schedule 14C as filed with the SEC on June 8, 2022 and August 23, 2022. The foregoing description of the Amended and Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, of which was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 6, 2022 and is incorporated by reference herein.

Additionally, and in connection with the Closing, the Company adopted Amended and Restated Bylaws. A copy of the Amended and Restated Bylaws is filed hereto as Exhibit 3.2 is incorporated by reference herein.

Viewbix Business Overview

The Company is an interactive video technology and data platform that provides its client deep insights into their video marketing performance as well as the effectiveness of its messaging. The Company allows companies to integrate a layer of interactive content into a video thereby allowing viewers to engage and interact with that video. The platform measures exactly when a viewer takes an action while watching a video and collects and reports the results to its client.

Following the closing of the Merger, the Company intends incorporate Gix Media’s technology into its operations while aiming to expand its growth potential in the search and content monetization space. Gix Media’s business operations include both (i) the provision of services to the world’s leading search engines through the development, marketing and distribution of free software to millions of Internet users, and (ii) editing and marketing of content in different languages to different target markets, for the purpose of monetizing advertisements on digital marketing and advertising platforms.

Item 3.02 Unregistered Sales of Equity Securities

Upon the Closing and pursuant to the terms of the Agreement, the Company issued 13,540,167 shares of Common Stock to shareholders of Gix Media in consideration for 100% of the outstanding share capital of Gix Media. The shares of Common Stock were issued under Regulation S.

Item 5.01. Changes in Control of Registrant.

The information set forth under Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01. As a result of the consummation of the Agreement, a change of control of the Company occurred upon the Closing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Upon the Closing, the board of directors of the Company (the “Board”) resolved to appoint the following three (3) directors to the Board:

Eliyahu Yoresh (52) has served as a member of our Board since September 19, 2022. Additionally, Mr. Yoresh has served as a member of the board of directors of Medigus Ltd. (Nasdaq: MDGS) since September 2018 and as chairman of the board of Medigus since February 2020. Mr. Yoresh also serves as chief financial officer of Foresight Autonomous Holdings Ltd. (Nasdaq, TASE: FRSX). In addition, Mr. Yoresh serves as a director of Gix (TASE: GIX) since November 2020, Jeffs’ Brands Ltd. (Nasdaq: JFBR) since September 2021 and Rail Vision Ltd. (Nasdaq: RVSN) since August 2017, and has previously served as a director of Nano Dimension Ltd. (Nasdaq: NNDM), Geffen Biomed Investments Ltd. and Greenstone Industries Ltd. Mr. Yoresh served as the chief executive officer of Tomcar Global Holdings Ltd., a global manufacturer of off-road vehicles, from 2005 to 2008. Mr. Yoresh is an Israeli Certified Public Accountant. Yoresh acquired a B.A. in business administration from the Business College, Israel and an M.A. in Law Study from Bar-Ilan University, Israel.

Amitay Weiss (60) has served as a member of our Board since September 19, 2022. Mr. Weiss also serves as a director in other public companies, including but not limited to Gix Internet Ltd. (TASE: GIX), Arazim Investments Ltd. (TASE: ARZM), Maris-Tech Ltd. (Nasdaq: MTEK) and Upsellon Brands Holdings Ltd. (TASE: UPSL). Mr. Weiss also serves as chairman of the board of directors of Save Foods, Inc. (Nasdaq: SVFD), Automax Motors Ltd. (TASE: AMX), Clearmind Medicine Inc. (CNSX: CMND), SciSparc Ltd. (Nasdaq: SPRC) and Internet Golden Lines Ltd. (OTC: IGLDF), amongst others. In April 2016, Mr. Weiss founded Amitay Weiss Management Ltd., an economic consulting company and now serves as its chief executive officer. Mr. Weiss holds a B.A in economics from New England College, an M.B.A. in business administration from Ono Academic College in Israel, an Israeli branch of University of Manchester and an LL.B from the Ono Academic College.

Liron Carmel (38) has served as a member of our Board since September 19, 2022. Additionally, Mr. Carmel serves as chief executive officer of Medigus Ltd. (Nasdaq: MDGS), which role he has held since April 2019. Mr. Carmel has vast experience in business and leadership across multiple industries, including bio pharma, internet technology, oil & gas exploration & production, real estate and financial services. In addition he serves as chairman of the Israel Tennis Table Association. Mr. Carmel also currently serves as a member of the board of directors of several of our subsidiaries including Gix (TASE: GIX), beginning June 2021, Elbit Imagining Ltd., beginning August 2021, Polyrizon Ltd., beginning July 2020, Jeffs’ Brands Ltd. beginning January 2021 and as the chairman of the board of directors of Eventer Technologies Ltd. beginning October 2020.

The selection of the foregoing directors was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between the foregoing directors and any director or other executive officer of the Company. There are no related party transactions between the Company and the foregoing directors reportable under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The Company intends to file the financial statements required by Item 9.01(a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days after the filing date of this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Viewbix Inc. (incorporated by reference to Exhibit 3.1 to the Company’s current report on Form 8-K, filed with the SEC on September 6, 2022).
3.2*	Amended and Restated Bylaws of Viewbix Inc.
10.1	Agreement and Plan of Merger, dated December 5, 2021 (incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K, filed with the SEC on December 6, 2021).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viewbix Inc.

By:	/s/ Amihay Hadad
Name:	Amihay Hadad
Title:	Chief Executive Officer

Date: September 20, 2022